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                  WESTERN NATIONAL CORPORATION
                    (a Delaware corporation)

                4,852,500 Shares of Common Stock
                   (Par Value $.001 Per Share)

                INTERNATIONAL PURCHASE AGREEMENT

                                             February 8, 1994

MERRILL LYNCH INTERNATIONAL LIMITED
DEAN WITTER INTERNATIONAL LTD.
GOLDMAN SACHS INTERNATIONAL LIMITED
LADENBURG, THALMANN & CO. INC.
  as Lead Managers of the several Managers
c/o Merrill Lynch International Limited
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England

Dear Sirs:

          Western National Corporation, a United States company incorporated in the State of Delaware (the "Company"), Conseco Investment Holding Company, a United States company incorporated in the State of Delaware ("CIHC"), and Conseco, Inc., a United States company incorporated in the State of Indiana ("Conseco"), confirm their agreement with Merrill Lynch International Limited ("Merrill Lynch"), Dean Witter International Ltd. ("Dean Witter"), Goldman Sachs International Limited ("Goldman Sachs") and Ladenburg, Thalmann & Co. Inc. ("Ladenburg") and each of the other underwriters named in Schedule A hereto (collectively, the "Managers," which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom Merrill Lynch, Dean Witter, Goldman Sachs and Ladenburg are acting as lead managers (in such capacity, the "Lead Managers"), with respect to the sale by the Company and CIHC, acting severally and not jointly, and the purchase by the Managers, acting severally and not jointly, of 300,000 shares and 4,552,500 shares, respectively, of the respective number of shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), set forth in Schedule A and with respect to the grant by the Company and CIHC to the Managers and U.S. Underwriters (as defined below), acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of additional shares of Common Stock to cover over-allotments, in each case except as may otherwise be provided in the International Pricing Agreement, as hereinafter defined. The 4,852,500 shares of Common Stock (the "Initial International Securities") and all or any part of the Managers' pro rata portion of the 727,875 shares of Common Stock subject to the option described in Section 2(b) hereof (the "International Option Securities") to be purchased by the Managers are collectively hereinafter called the "International Securities." The 4,852,500 shares of Common Stock subject to the option described in Section 2(b) hereof are hereinafter collectively called the "Option Securities."

          It is understood that the Company, CIHC and Conseco are concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Company and CIHC of 27,497,500 shares of Common Stock (the "Initial U.S. Securities") through arrangements with certain underwriters in the United States (the "U.S. Underwriters") for which Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., Goldman, Sachs & Co. and Ladenburg are acting as representatives (the "U.S. Representatives") and the grant by the Company and CIHC to the U.S. Underwriters of an option to purchase all or any part of the U.S. Underwriters' pro rata portion of the Option Securities (the "U.S. Option Securities") to cover over-allotments. The Initial U.S. Securities and the U.S. Option Securities are hereinafter called the "U.S. Securities." It is understood that the Company and CIHC are not obligated to sell, and the
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Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

          The Managers and the U.S. Underwriters are hereinafter collectively called the "Underwriters," the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities," and the International Securities and the U.S. Securities are hereinafter collectively called the "Securities."

          Prior to the purchase and public offering of the International Securities by the several Managers, the Company, CIHC, Conseco and the Lead Managers, acting on behalf of the several Managers, shall enter into an agreement substantially in the form of Exhibit A hereto (the "International Pricing Agreement"). The International Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, CIHC, Conseco and the Lead Managers and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the International Securities will be governed by this Agreement, as supplemented by the International Pricing Agreement. From and after the date of the execution and delivery of the International Pricing Agreement, this Agreement shall be deemed to incorporate the International Pricing Agreement. The initial public offering price and the purchase price with respect to the U.S. Securities shall be set forth in a separate instrument (the "U.S. Pricing Agreement"), the form of which is attached to the U.S. Purchase Agreement.

          The Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 33-70022) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. (1) Such registration statement (as amended, if applicable) and the two prospectuses constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, are hereinafter referred to as the "Registration Statement," the "International Prospectus" and the "U.S. Prospectus," respectively, and the International and U.S. Prospectuses are hereinafter together called "Prospectuses" and, each individually, a "Prospectus," except that if any revised prospectus shall be provided to the Managers or the U.S. Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the terms "International Prospectus" and "U.S. Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Managers or the U.S. Underwriters, as the case may be, for such use.

          The Company, CIHC and Conseco understand that the Managers propose to make a public offering of the International Securities as soon as the Lead Managers deem advisable after the Registration Statement becomes effective and the International Pricing Agreement has been executed and delivered. The price per share for the U.S. Securities to be purchased by the U.S. Underwriters pursuant to the U.S. Purchase Agreement shall be identical to the price per share for the International Securities to be purchased by the Managers hereunder.

[FN]

1. Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the International Securities (the "International Prospectus"), and one relating to the U.S. Securities (the "U.S. Prospectus").

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          SECTION 1.  Representations and Warranties.

          (a) The Company, CIHC and Conseco represent and warrant to each of the Managers as of the date hereof and as of the date of the International Pricing Agreement (such latter date being hereinafter referred to as the "International Representation Date") as follows:

               (i)  At the time the Registration Statement
          becomes effective and at the International
          Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectuses, at the time the Registration Statement becomes effective (unless the term "Prospectuses" refers to prospectuses which have been provided to the U.S. Underwriters and the Managers by the Company for use in connection with the offering of the Securities which differ from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective, in which case at the time such Prospectuses are first provided to the U.S. Underwriters and the Managers for such use) and at the International Representation Date and at the Closing Time referred to in Section 2, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any Manager through Merrill Lynch expressly for use in the Registration Statement or the Prospectuses.

               (ii) Coopers & Lybrand, the accountants who certified the financial statements and supporting schedules of the Company and Western National Life Insurance Company, a Texas insurance company ("Western"), included in the Registration Statement, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

               (iii) The financial statements of the Company and Western included in the Registration Statement and the Prospectuses present fairly the financial position of the Company and Western as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be included therein; and Company's ratios of earnings to fixed charges (actual and pro forma) included in the Prospectuses and in Exhibit 12.1 to the Registration Statement have been calculated in compliance, in all material respects, with Item 503(d) of Regulation S-K of the Commission.

               (iv)  The statutory financial statements of
          Western, from which certain ratios and other
          statistical data contained in the Registration Statement have been derived, have for each relevant period been prepared in accordance with accounting
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          practices prescribed or permitted by the National
          Association of Insurance Commissioners and the insurance department of the state of Texas, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

               (v)  Since the respective dates as of which
          information is given in the Registration Statement and the Prospectuses, and except as otherwise stated or contemplated therein, (A) there has been no material adverse change and no development which will result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries which are material to the Company and its subsidiaries, considered as one enterprise, other than those entered into in the ordinary course of business, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectuses; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except to the extent the failures to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise.

               (vii) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectuses; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failures to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and all such shares are owned by the Company or, in the case of Western, by WNL Holding Corp, a Delaware corporation ("WNL"); and at the Closing time (as defined herein), WNL, Western and Conseco Annuity Guarantee Company, a Texas corporation ("CAGC"), will be the only subsidiaries of the Company.



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               (viii) The Company and each of its subsidiaries
          hold all material licenses, certificates and permits from governmental authorities (including, without limitation, insurance licenses from the insurance departments of the various states where the subsidiaries write insurance business (the "Insurance Licenses")) which are necessary to the conduct of their businesses; the Company and its subsidiaries have fulfilled and performed all material obligations necessary to maintain their respective Insurance Licenses, and no event or events have occurred which may be reasonably expected to result in the impairment, modification, termination or revocation of such Insurance Licenses.

               (ix)  The authorized, issued and outstanding
          capitalization of the Company is as set forth in the Prospectuses under "Capitalization"; all of the issued and outstanding shares of the Common Stock (including the Securities being sold by CIHC) have been duly authorized and validly issued and are fully paid and nonassessable; the Securities to be sold by the Company have been duly authorized and, when delivered by the Company to the Managers pursuant to this Agreement and to the U.S. Underwriters pursuant to the U.S. Purchase Agreement against payment of the consideration set forth in the International Pricing Agreement and the U.S. Pricing Agreement, will be validly issued and fully paid and nonassessable; the issuance of the Securities is not subject to preemptive or other similar rights, and the Common Stock at the time the Registration Statement becomes effective will be registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and will be authorized for listing on the New York Stock Exchange, Inc. (the "NYSE"), upon official notice of issuance.

               (x)  Neither the Company nor any of its
          subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or in violation of any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and the execution, delivery and performance of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any pledge, lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any conflict,
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          breach, default, pledge, lien, charge or encumbrance
          which would not, singly and in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree.

               (xi)  There is no action, suit or proceeding
          before or by any court or governmental agency or body, domestic or foreign (including, without limitation, any proceeding to revoke or deny renewal of any Insurance Licenses), now pending, or, to the best knowledge of the Company, CIHC or Conseco, threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement or the Prospectuses, or which is reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, or which would be reasonably likely to materially and adversely affect a material portion of the properties or assets thereof or which is reasonably likely to materially and adversely affect the consummation of the transactions contemplated by this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectuses, including ordinary routine litigation incidental to the business of the Company or any of its subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been so filed.

               (xii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Securities hereunder, or the consummation by the Company, CIHC and Conseco of any other transactions contemplated hereby, except such as have been obtained and made under the federal securities laws or state insurance laws and such as may be required under state or foreign securities laws.

               (xiii)  The Securities conform in all material
          respects to the respective statements relating thereto contained in the Prospectuses and the Registration
          Statement.

               (xiv)  Except as provided in the Stockholder
          Agreement among the Company, CIHC and Conseco, there are no holders of securities of the Company or any of its subsidiaries with registration rights to have any securities registered as part of the Registration Statement or included in the offering contemplated by this Agreement or the U.S. Purchase Agreement.




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               (xv)  This Agreement and the U.S. Purchase
          Agreement have been, and at the International Representation Date and the U.S. Representation Date, the International Pricing Agreement and the U.S. Pricing Agreement, respectively, will have been, duly authorized, executed and delivered by the Company, CIHC and Conseco and constitute the valid, legal and binding obligations of the Company, CIHC and Conseco enforceable against them in accordance with their terms (except (1) as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (2) that no representation or warranty is given as to the enforceability of the indemnity and contribution provisions hereunder or thereunder).

               (xvi)  The execution and delivery of this
          Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement, and the consummation of the transactions herein and therein contemplated, will not result in a breach by CIHC or Conseco of, or constitute a default by CIHC or Conseco under, their respective charters or by-laws or any material indenture, deed of trust, contract, or other material agreement or instrument or any decree, judgment or order to which CIHC or Conseco is a party or by which CIHC or Conseco may be bound.

               (xvii) CIHC has and will have at the Closing Time referred to in Section 2(c) good and marketable title to the Securities to be sold by CIHC hereunder, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, other than pursuant to this Agreement and the U.S. Purchase Agreement; CIHC has full right, power and authority to sell, transfer and deliver the Securities to be sold by CIHC hereunder and under the U.S. Purchase Agreement; and upon delivery of the Securities to be sold by CIHC hereunder and under the U.S. Purchase Agreement and payment of the purchase price therefor as herein and therein contemplated, each of the Underwriters will receive good and marketable title to its ratable share of the Securities purchased by it from CIHC, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, except for those created by or through the Underwriters.

               (xviii)  All authorizations, approvals and
          consents necessary for the execution and delivery by CIHC and Conseco of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement and the sale and delivery of the Securities to be sold by CIHC (other than, at the time of the execution hereof, the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state or foreign securities laws) have been obtained and are in full force and effect; and CIHC and Conseco have the full right, power and authority to enter into this Agreement, the International Pricing
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          Agreement, the U.S. Purchase Agreement and the
          U.S. Pricing Agreement and to sell, transfer and deliver the Securities to be sold by CIHC hereunder and thereunder.

               (xix)  None of the Company, CIHC or Conseco
          has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (xx)  Except as noted by the Company, CIHC
          and Conseco in a letter previously delivered by them to the Underwriters, none of the Company, CIHC, Conseco or any of their respective subsidiaries are affiliated with or a person associated with a member of the National
          Association of Securities Dealers, Inc. (the
          "NASD").

          (b) Any certificate signed by any officer of the Company, CIHC or Conseco and delivered to the Lead Managers or to counsel for the Managers shall be deemed a representation and warranty by the Company, CIHC or Conseco, as the case may be, to each Manager as to the matters covered thereby.

          SECTION 2.  Sale and Delivery to the Managers; Closing.

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and CIHC, severally and not jointly, agree to sell to each Manager, severally and not jointly, and each Manager, severally and not jointly, agrees to purchase from the Company and CIHC, at the price per share set forth in the International Pricing Agreement, that proportion of the 300,000 shares and 4,552,500 shares being sold by the Company and CIHC, respectively, which the number of Initial International Securities set forth in Schedule A opposite the name of such Manager (plus any additional number of Initial International Securities which such Manager may become obligated to purchase pursuant to the provisions of Section 10 hereof) bears to the total number of Initial International Securities (except as otherwise provided in the International Pricing Agreement), subject, in each case, to such adjustments as the Managers in their discretion shall make to eliminate any sales or purchases of fractional securities.

               (1) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the public offering price and the purchase price per share to be paid by the several Managers for the Securities (collectively, the "International Pricing Terms") have each been determined and set forth in the International Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectuses containing such information will be filed before the Registration Statement becomes effective.

               (2) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price per share to be paid by the Managers for the International Securities shall be an amount equal to the initial public offering price per share, less an amount per share to be determined by agreement among the Lead Managers, the Company, CIHC and Conseco. The International Pricing Terms likewise shall be determined by agreement among the Lead Managers, the Company, CIHC and Conseco. The International Pricing Terms, when so determined, shall be set forth in the
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          International Pricing Agreement.  In the event that
          such International Pricing Terms have not been agreed upon and the International Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Lead Managers, the Company, CIHC and Conseco.

          (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and CIHC hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 4,852,500 shares of Common Stock at the price per share set forth in the International Pricing Agreement and the U.S. Pricing Agreement, of which 4,124,625 shares shall be the pro rata portion for the U.S. Underwriters and 727,875 shares shall be the pro rata portion for the Managers. The option hereby granted will expire 30 days after the later of (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations, or (ii) the International Representation Date, if the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Lead Managers and the U.S. Representatives to the Company, CIHC and Conseco setting forth the number of Option Securities as to which the Underwriters are exercising the option and the time and date of payment for such Option Securities. Such time and date of delivery for the International Option Securities (the "Date of Delivery") shall be determined by the Lead Managers, but shall not be later than seven full business days after the exercise of said option, and in no event prior to Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, each of the Managers, acting severally and not jointly, will purchase from the Company and CIHC that portion of the number of International Option Securities subject to the option set forth in this Section 2(b) of the Company or CIHC, as the case may be, which the number of Initial International Securities set forth in Schedule A opposite the name of such Manager bears to the total number of Initial International Securities (except as otherwise provided in the International Pricing Agreement), subject in each case to such adjustments as the Lead Managers in their discretion shall make to eliminate any sales or purchases of fractional shares.

          (c) Payment of the purchase price for, and delivery of certificates for, the International Securities to be purchased by the Managers shall be made at the offices of the Lead Managers in New York, New York or at such other place as shall be agreed upon by the Lead Managers, the Company, CIHC and Conseco, at 10:00 a.m. (New York City time) on the fifth business day (unless postponed in accordance with the provisions of Section 10) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the fifth business day after execution of the International Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Lead Managers, the Company, CIHC and Conseco (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the International Option Securities are purchased by the Managers, payment of the purchase price, and delivery of certificates, for such International Option Securities shall be made at the above-mentioned offices of the Lead Managers, or at such other place as shall be agreed upon by the Lead Managers, the Company, CIHC and Conseco, on the Date of Delivery as specified in the notice from the Lead Managers to the Company, CIHC and Conseco. Payment shall be made to the Company and CIHC by certified or official bank check or checks drawn in Chicago Clearing House funds or similar next day funds payable to the order of the Company or CIHC, as the case may be, against delivery to the Lead Managers for the respective accounts of the Managers of certificates for the International Securities to be purchased by them. Certificates for the International Securities hall be in such denominations and registered in such names as the Lead Managers may request in writing at least two business days before Closing Time or the Date of Delivery, as the case may be. It is understood that each Manager has authorized the Lead Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the International Securities which it has agreed to purchase. The Lead

Managers, individually and not as representatives of the Managers, may (but shall not be obligated to) make payment of the purchase price for the International Securities to be purchased by any Manager whose check has not been received by Closing Time or the Date of Delivery, as the case may be, but such payment shall not relieve such Manager from its obligations hereunder.
The certificates for the Initial International Securities and the International Option Securities will be made available for examination and packaging by the Lead Managers not later than 10:00 a.m. on the last business day prior to Closing Time or the Date of Delivery, as the case may be.

          SECTION 3. Covenants of the Company, CIHC and Conseco. The Company covenants, and with respect to Sections 3(l) and 3(p) below, each of the Company, CIHC and Conseco covenants, with each of the Managers as follows:

          (a) The Company will notify the Lead Managers immediately and confirm the notice in writing (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment) and, if Rule 430A under the 1933 Act Regulations is being relied upon, of the filing of the amended Prospectuses pursuant to Rule 430A, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the Lead Managers notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectuses (including any revised prospectus which the Company proposes for use by the Managers in connection with the offering of the Securities which differs from the prospectuses on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectuses are required to be filed pursuant to Rule 424(b) under the 1933 Act Regulations), will furnish the Lead Managers with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Lead Managers or counsel for the Managers shall reasonably object.

          (c) The Company will deliver to the Lead Managers five signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and will also deliver to the Lead Managers as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Lead Managers may request.


          (d) The Company will furnish to each Manager, from time to time during the period when the Prospectuses are required to be delivered under the 1933 Act, such number of copies of the Prospectuses (as amended or supplemented) as such Managers may request for the purposes contemplated by the 1933 Act or the applicable 1933 Act Regulations.

          (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Managers, to amend or supplement the Prospectuses in order to make the International Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the International Prospectus (in form and substance reasonably satisfactory to counsel for the Managers) so that, as so amended or supplemented, the International Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Managers as many copies of such amendment or supplement as the Managers may request.

          (f) The Company will endeavor, in cooperation with the Managers and their counsel, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Lead Managers may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent as to service of process in any jurisdiction in which it is not so subject to such service. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Securities.

          (g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 45 days after the close of the period covered thereby, an earnings statement (in form and in a manner complying with the provisions of Rule 158 under the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

         (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the 1933 Act Regulations, then promptly following the execution of the International Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) under the 1933 Act Regulations, copies of amended Prospectuses, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended Prospectuses), containing all information so omitted.

          (j) The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act, will promptly file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act, of which the Lead Managers shall have previously been advised and previously furnished a copy, and with respect to which the Company shall endeavor in good faith to provide the Lead Managers or the Managers' counsel with an opportunity to comment.

          (k) For a period of one year after the Closing Time, the Company will furnish to the Lead Managers copies of all reports and communications delivered to the Company's stockholders or to holders of the Securities as a class and will also furnish copies of all reports (excluding exhibits) filed with the Commission on Forms 8-K, 10-Q and 10-K, and all other reports and information furnished to its stockholders generally, not later than the time such reports are first furnished to such holders generally.

          (l) During a period commencing on the date hereof and ending 180 days, in the case of the Company, and 365 days, in the case of CIHC and Conseco, from the date of the Prospectuses, each of the Company, CIHC and Conseco will not, without the prior written consent of the Lead Managers, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Common Stock or any securities similar to the Securities or any security convertible into or exchangeable or exercisable for any Common Stock or any such similar securities or file with the Commission a registration statement under the 1933 Act to register any Common Stock of the Company or any securities convertible into or exercisable for Common Stock of the Company; provided, however, that such restriction shall not affect (i) the ability of the Company to take any such action in connection with any employee benefit or incentive plan of the Company or its subsidiaries described in the Prospectuses, (ii) the ability of CIHC to sell 150,000 shares of Common Stock of the Company to Mr. Michael J. Poulos pursuant to the Employment Agreement dated September 9, 1993 between Conseco and Mr. Poulos or (iii) the ability of the Company or CIHC to take any action pursuant to the offering of the Securities made pursuant to the Prospectuses.

          (m) The Company will use its best efforts to effect and maintain the listing of the Securities and all other shares of Common Stock outstanding from time to time on the NYSE and to cause the Common Stock to be registered under the 1934 Act.
          (n) The Company agrees that no action has been or will be taken in any jurisdiction outside the United States and Canada by it that would permit a public offering of the Securities, or possession or distribution of the International Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus issued in connection with the offering of the Securities, or any other offering material, in any country or jurisdiction where action for that purpose is required.

          (o) The Company and CIHC will indemnify and hold harmless the Managers against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Securities and on the execution of this Agreement.

          (p) No later than the next business day following the Closing Time, Conseco shall repay in full all indebtedness under the Credit Agreement dated as of September 30, 1993 among Conseco, the lenders named therein, First Union National Bank of North Carolina, Citicorp USA, Inc. and Continental Bank, N.A., as Agents, and Continental Bank, N.A., as Administrative Agent.

           SECTION 4.  Payment of Expenses.

          The Company will pay all expenses incident to the performance of the obligations of the Company, CIHC and Conseco under this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectuses as originally filed and of each amendment thereto; (ii) the printing of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement;
(iii) the preparation, issuance and delivery of the certificates for the Securities to the U.S. Underwriters and Managers; (iv) the fees and disbursements of the Company's counsel and accountants; (v) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(f), including filing fees and the fees and disbursements of counsel for the U.S. Underwriters and Managers in connection therewith and in connection with the preparation of the Blue Sky Survey; (vi) the printing and delivery to the U.S. Underwriters and Managers of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectuses and any amendments or supplements thereto; (vii) the printing and delivery to the U.S. Underwriters and Managers of copies of the Blue Sky Survey; (viii) any fees payable to the NASD; (ix) any fees payable to the Commission; and (x) the fees and expenses incurred in connection with the listing on the NYSE of the Securities.

          If this Agreement is terminated by the Lead Managers in accordance with the provisions of Section 5 or Section 9(a)(i), the Company, CIHC and Conseco shall reimburse the Managers for all of their out-of-pocket expenses, including the fees and disbursements of counsel for the Managers.

          SECTION 5.  Conditions of Managers' Obligations.

          The obligations of the Managers hereunder are subject to the accuracy of the representations and warranties of the Company, CIHC and Conseco herein contained, to the performance by the Company, CIHC and Conseco of their obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or, with the consent of Merrill Lynch, at a later time and date, not later, however, than 5:30 p.m. on the first business day after the date hereof, or at such later time and date as may be agreed upon by the Lead Managers, the Company, CIHC and Conseco, and at the Closing Time and any Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.
If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the International Pricing Terms and any other price-related information previously omitted from the effective Registration Statement to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) under the 1933 Act Regulations within the prescribed time period, and prior to the Closing Time, the Company shall have provided evidence satisfactory to the Lead Managers of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A under the 1933 Act Regulations.

          (b)  At the Closing Time the Lead Managers shall have received:

          (1)  The favorable opinion, dated as of the
     Closing Time, of Lawrence W. Inlow, Secretary and
     General Counsel to the Company, CIHC and Conseco, in form and substance satisfactory to counsel for the U.S.
     Underwriters and Managers, to the effect that:

               (i)  The Company has been duly incorporated
          and is validly existing as a corporation in good standing under the laws of the State of Delaware; the Company has the corporate power under the laws of the State of Delaware and under its charter to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failures to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs or prospects of the Company and its subsidiaries, considered as one enterprise.

               (ii) The Securities delivered at the Closing Time and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectuses; the Common Stock is registered under the 1934 Act and the Securities at the Closing Time have been authorized for listing on the NYSE, upon official notice of issuance.

               (iii)  The issuance of the Securities is not
          subject to preemptive or other similar rights arising by law.

               (iv)  The U.S. Purchase Agreement, the U.S.
          Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement have been duly authorized, executed and delivered by the Company, CIHC and Conseco and constitute valid and binding obligations of the Company, CIHC and Conseco enforceable in accordance with their terms (except (1) as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and
          (2) that no opinion need be given as to the enforceability of the indemnity and contribution provisions hereunder or thereunder).

               (v)  The Common Stock conforms in all
          material respects to the description thereof contained in the Prospectuses and the Registration Statement; and the forms of certificates used to evidence the Securities and the Common Stock comply with all applicable statutory and NYSE requirements.

               (vi) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectuses. Nothing has come to the attention of such counsel to lead such counsel to believe that any subsidiary is not duly qualified as a foreign corporation to transact business or is not in good standing in each jurisdiction in which such qualification is required, except where the failures to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise. All of the issued and outstanding capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and all such shares are owned by the Company or, in the case of Western, by WNL, and WNL, Western and CAGC are the only subsidiaries of the Company.

               (vii)  The Registration Statement is
          effective under the 1933 Act and no stop order suspending the effectiveness of the Registration
          Statement has been issued under the 1933 Act or proceedings therefor initiated, or to such counsel's best knowledge, threatened by the Commission.

               (viii)  At the time the Registration
          Statement became effective and at the
          International Representation Date and the Closing Time, the Registration Statement (other than the financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

              (ix)  No authorization, approval or consent
          of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Securities hereunder or the consummation by the Company, CIHC and Conseco of any other transactions contemplated hereby, except such as have been obtained and made under the federal securities laws or state insurance laws and such as may be required under the state or foreign securities laws.

               (x)  To the best knowledge of such counsel,
          there are no statutes or regulations required to be described in the Registration Statement which are not described as required and there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

               (xi)  To the best knowledge of such counsel,
          there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto; the descriptions thereof or references thereto are true and correct in all material respects and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed, which default could have a material adverse effect on the Company and its subsidiaries considered as one enterprise.

               (xii)  The issuance and delivery of the
          Securities, the execution and delivery of the U.S. Purchase Agreement, the International Purchase Agreement, the U.S. Pricing Agreement and the International Purchase Agreement and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any pledge, lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any conflict, breach, default, lien, charge or encumbrance which would not, singly and in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any material applicable law, administrative regulation or administrative or court decree.

               (xiii)  The Company and each of its
          subsidiaries hold all material licenses, certificates and permits from all governmental authorities (including, without limitation, the
          Insurance Licenses) which are necessary to the conduct of their businesses; the Company and each of its subsidiaries have fulfilled and performed all material obligations necessary to maintain their respective Insurance Licenses, and no event or events have occurred which may be reasonably expected to result in the material impairment, modification, termination or revocation of such Insurance Licenses.

               (xiv)  CIHC has full legal right, power and
          authorization, and any approval required by law, to sell, assign, transfer and deliver good and marketable title to the Securities which CIHC has agreed to sell pursuant to the U.S. Purchase

          Agreement and the International Purchase
          Agreement.

               (xv) No authorization, approval, consent, or order of any court or governmental authority or agency is required in connection with the sale of the Securities by CIHC to the Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities laws or state insurance laws.

               (xvi)  When the Securities are delivered to
          the Underwriters against payment therefor in accordance with the terms of the U.S. Purchase Agreement and the International Purchase Agreement, each of the Underwriters will acquire good and marketable title to the Securities purchased by it from CIHC, free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim or equity created by or arising through CIHC, assuming that the Underwriters acquire the Securities without notice of any adverse claim as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York.

               (xvii)  Nothing has come to such counsel's
          attention that causes such counsel to believe that the Registration Statement (except for financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be expressed), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses (except for financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be expressed), at the International Representation Date (unless the term "Prospectuses" refers to prospectuses which have been provided to the U.S. Underwriters and the Managers by the Company for use in connection with the offering of the Securities which differs from the Prospectuses on file at the Commission at the time the Registra-tion Statement becomes effective, in which case at the time it is first provided to the U.S. Under-writers and the Managers for such use) or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (2)  The favorable opinion, dated as of the
     Closing Time, of Vinson & Elkins L.L.P., special counsel to the Company, to the effect that:

               (i) The Registration Statement and the
          Prospectuses, and each amendment or supplement thereto, as of their respective effective or issue dates, or when amended, as appropriate, (other than the financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be expressed) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations;

               (ii)  Nothing has come to such counsel's
          attention that causes such counsel to believe that the Registration Statement (except for financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be expressed), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses (except for financial statements and schedules and other financial information or statistical data included therein, as to which no opinion need be expressed), at the International Representation Date (unless the term "Prospectuses" refers to prospectuses which have been provided to the U.S. Underwriters and the Managers by the Company for use in connection with the offering of the Securities which differs from the Prospectuses on file at the Commission at the time the Registra-tion Statement becomes effective, in which case at the time it is first provided to the U.S. Under-writers and the Managers for such use) or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii)  The U.S. Purchase Agreement, the U.S.
          Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms (except (1) as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceed-ing therefor may be brought, and (2) that no opinion need be given as to the enforceability of the indemnity and contribution provisions here-under or thereunder).

          (3)  The favorable opinion, dated as of the
     Closing Time, of Sidley & Austin, counsel for the
     Managers, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectuses and other related matters as you may require, and the Company, CIHC and Conseco shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (c) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectuses, other than as stated or contemplated in the Registration Statement or the Prospectuses, any material adverse change or any development which will result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Lead Managers shall have received a certificate of the president or a vice president of the Company, CIHC and Conseco, respectively, and of the chief financial or chief accounting officer of the Company, CIHC and Conseco, respectively, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company, CIHC and Conseco have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of each such officer's knowledge and information, no proceedings for that purpose have been initiated or threatened by the Commission.

          (d) At the time of the execution of this Agreement, the Lead Managers shall have received from Coopers & Lybrand a letter, dated such date, in form and substance satisfactory to the Lead Managers, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations;
(ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial information of the Company and its subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement or (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement or the International Purchase Agreement, there was any increase in long-term debt or insurance liabilities or any decrease in total assets, stockholder's equity or common stock, as compared with amounts shown on the latest balance sheet included in the Prospectuses, or (C) for the period from the closing date of the latest income statement included in the Prospectuses to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectuses, in the amounts of total revenues, total insurance policy income, net investment income or net income except in all cases set forth in this clause (iii) for changes, increases or decreases which the Prospectuses discloses have occurred or may occur or which are described in such letter; (iv) they have examined the statutory financial statements of each of the Company's insurance subsidiaries, from which certain ratios and other statistical data contained in the Registration Statement have been derived, and in their opinion such statements, with respect to each insurance subsidiary, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the appropriate insurance department of the state of domicile of such subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein; (v) based upon the procedures set forth in clause (iii) above and a reading of the "Selected Historical Financial Information," the "Pro Forma Consolidated Financial Statements" and the information contained under the caption "Management" included in the Registration Statement, nothing has come to their attention that caused them to believe that the "Selected Historical Financial Information" and the "Pro Forma Consolidated Financial Statements" included in the Registration Statement do not comply in all material respects with the applicable requirements of Regulation S-K under the 1933 Act and the 1934 Act (e.g. "Selected Financial Data" (Item 301) and "Supplementary Financial Information" (Item 302)), or that the information set forth therein is not fairly stated in relation to the financial statements from which it was derived, and nothing has come to their attention that caused them to believe that the information under the caption "Management" Contained in the Registration Statement does not comply in all material respects with the applicable requirements of Item 402 ("Executive Compensation") of such Regulation S-K; (vi) they are unable to and do not express any opinion on the "Pro Forma Consolidated Financial Statements" or on the pro forma adjustments applied to the historical amounts included in such statements; however, for purposes of such letter they have: (A) read the "Pro Forma Consolidated Financial Statements," (B) made inquires of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the "Pro Forma Consolidated Financial Statements" comply in form in all material respects with the applicable accounting requirements of

Regulation S-X and (C) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the "Pro Forma Consolidated Financial Statements"; and (vii) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages, ratios and financial information that has been derived from the accounting and financial records of the Company that are subject to internal accounting controls which are included in the Registration Statement and Prospectuses and which are specified by the Lead Managers, and have found such amounts, percentages, ratios and financial information to be in agreement with the relevant accounting and financial records of the Company and its subsidiaries identified in such letter.

          (e) At the Closing Time, the Lead Managers shall have received from Coopers & Lybrand a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Time and, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (d) of this Section with respect to certain amounts, percentages and financial information specified by the Lead Managers and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

          (f) At the Closing Time, the Securities shall have been and shall remain approved for listing on the NYSE upon notice of issuance.

          (g) At the Closing Time, and at each Date of Delivery, if any, counsel for the Managers shall have been furnished with such documents and opinions as they may reasonably require with respect to unforeseen materially changed circumstances since the date of this Agreement and the U.S. Purchase Agreement for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and in the U.S. Purchase
Agreement and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Lead Managers and counsel for the Managers.

          (h) At the Closing Time, the U.S. Underwriters and Managers shall receive agreements of all directors and executive officers of the Company not to, without the prior written consent of the Lead Managers, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Common Stock or any securities similar to the Securities or any security convertible into or exchangeable or exercisable for any Common Stock or any such similar securities during a period commencing on the date hereto and ending 180 days from the date of the Prospectuses.

          (i) In the event that the Managers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company, CIHC and Conseco contained herein and the statements in any certificates furnished by the Company, CIHC and Conseco hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and, at the relevant Date of Delivery, the Lead Managers shall have received:

          (1) A certificate, dated such Date of Delivery, of the president or a vice president of the Company, CIHC and Conseco, respectively, and the chief financial or chief accounting officer of the Company, CIHC and Conseco, respectively, confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof is true and correct as of, and as if made on, such Date of Delivery.

          (2) The favorable opinion of Lawrence W. Inlow, Secretary and General Counsel for the Company, CIHC and Conseco, in form and substance satisfactory to counsel for the Managers, dated such Date of Delivery, relating to the International Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

          (3)  The favorable opinion of Vinson & Elkins
     L.L.P., special counsel for the Company, in form and substance satisfactory to counsel for the Managers, dated such Date of Delivery, relating to the International Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(2) hereof.

          (4) The favorable opinion of Sidley & Austin, counsel for the Managers, dated such Date of Delivery, relating to the International Option Securities and otherwise to the same effect as the opinion required by
     Section 5(b)(3) hereof.

          (5) A letter from Coopers & Lybrand in form and substance satisfactory to the Managers and dated such Date of Delivery, substantially the same in form and substance as the letters furnished to the Lead Managers pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(5) shall be a date not more than five days prior to such Date of Delivery.

          If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Lead Managers by notice to the Company, CIHC and Conseco at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4.

          SECTION 6.     Indemnification.

          (a) The Company, CIHC and Conseco, jointly and severally, agree to indemnify and hold harmless each Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectuses or the Prospectuses (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, CIHC or Conseco, as the case may be; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investi-gating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) the foregoing indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectuses or the Prospectuses (or any amendment or supplement thereto); and
(B) the foregoing indemnity agreement with respect to any preliminary prospectuses shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling any Manager, if a copy of the Prospectuses (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Managers to such person if such is required by law at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectuses (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) Each Manager severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, CIHC, Conseco and each person, if any, who controls the Company, CIHC or Conseco within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectuses or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Manager through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectuses or the Prospectuses (or any amendment or supplement thereto).

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but the failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action (which approval shall not be unreasonably withheld), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for reasonable fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent, which consent shall not unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          SECTION 7.  Contribution.

          In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, CIHC, Conseco and the Managers shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, CIHC and Conseco and one or more of the Managers, as incurred, in such proportions that the Managers are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the International Prospectus bears to the initial public offering price appearing thereon and the Company, CIHC and Conseco are jointly and severally responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company, CIHC or Conseco within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company, CIHC and Conseco.

          SECTION 8. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this Agreement and the International Pricing Agreement, or contained in certificates of officers of the Company, CIHC or Conseco submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Manager or controlling person, or by or on behalf of the Company, CIHC and Conseco, and shall survive delivery of the Securities to the Manager.

          SECTION 9.  Termination of Agreement.

          (a) The Lead Managers may terminate this Agreement and the International Pricing Agreement, by notice to the Company, CIHC and Conseco, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement (except as otherwise stated or contemplated therein at the date of the International Pricing Agreement), any material adverse change or any development which will result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any outbreak of hostilities or other calamity or crisis, or any material worsening thereof, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Lead Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the NYSE has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal, New York or California authorities or (iv) if there has occurred any change or development involving a prospective change in national or international political, financial or economic controls, which in the opinion of the Lead Managers is likely to have a material adverse effect on the market for the Securities.

          (b) If this Agreement and the International Pricing Agreement are terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided further that Sections 6 and 7 hereof shall survive such termination.

          SECTION 10.    Default by One or More of the Managers.

          If one or more of the Managers shall fail at Closing Time to purchase the Initial International Securities which it or they are obligated to purchase under this Agreement and the International Pricing Agreement (the "Defaulted Securities"), the Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial International Securities, the non-defaulting Managers shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Managers, or

           (b) if the number of Defaulted Securities exceeds 10% of the number of Initial International Securities, this Agreement shall terminate without liability on the part of any non-defaulting Manager.

          No action taken pursuant to this Section shall relieve any defaulting Manager from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the Lead Managers, the Company, CIHC or Conseco shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or prospectuses or in any other documents or arrangements.

          The Managers shall also have the right to amend Schedule A hereto by making such substitutions or corrections as indicated in the International Pricing Agreement.

          SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Lead Managers shall be directed to the Lead Managers at Merrill Lynch International Limited, n:\Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, England, attention of Christine Burgess-Allen, with a copy to Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, Attention: John J. Sabl, Esq.; notices to the Company shall be directed to it at 5555 San Felipe Road, Suite 900, Houston, Texas 77056, Attention: Richard W. Scott, Esq.; notices to CIHC and Conseco shall be directed to them at Conseco, Inc., 11825 North Pennsylvania Street, Carmel, Indiana 46032, Attention: Lawrence W. Inlow, Esq.

          SECTION 12. Parties. This Agreement and the International Pricing Agreement shall each inure to the benefit of and be binding upon the Managers, the Company, CIHC and Conseco and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement or the International Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Managers, the Company, CIHC and Conseco and their respective successors, heirs and legal representatives and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the International Pricing Agreement or any provision herein or therein contained. This Agreement and the International Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Managers, the Company, CIHC and Conseco and their respective successors, heirs and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of International Securities from any Manager shall be deemed to be a successor by reason merely of such purchase.

          SECTION 13. Governing Law and Time. This Agreement and the International Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

          SECTION 14. Waiver of Right to Jury Trial. Each of the Company, CIHC and Conseco (on their own behalf and, to the extent permitted by applicable law, on behalf of their respective shareholders) and the Managers waive all rights to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of the engagement of the Managers pursuant to, or the performance by the Managers of the services contemplated by, this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Managers, the Company, CIHC and Conseco in accordance with its terms.

                              Very truly yours,

                              WESTERN NATIONAL CORPORATION

                              By:/s/ Michael J. Poulos
                                 --------------------------
                                 Name:  Michael J. Poulos
                                 Title:  Chairman of the Board
                                          and President


                              CONSECO, INC.

                              By:/s/ Rollin M. Dick
                                 ----------------------
                                 Name:  Rollin M. Dick
                                 Title:  Executive Vice President

                              CONSECO INVESTMENT HOLDING
                                COMPANY

                               By:/s/ William T. Devanney, Jr.
                                  ---------------------------
                                  Name:  William T. Devanney, Jr.
                                  Title:  Vice President

CONFIRMED AND ACCEPTED
as of the date first above written:

MERRILL LYNCH INTERNATIONAL LIMITED
DEAN WITTER INTERNATIONAL LTD.
GOLDMAN SACHS INTERNATIONAL LIMITED
LADENBURG, THALMANN & CO. INC.

For themselves and as Lead Managers of the other Managers named in Schedule A hereto.

By:  Merrill Lynch International Limited


By:  /s/ Robert S. Whitelaw
     ___________________________________
              (Attorney-in-Fact)

                           SCHEDULE A

                                                  Number of
                                                  Initial
                                                  International
                                                  Securities
Name of Manager                                   to be Purchased
Merrill Lynch International Limited. . . . .        1,088,125
Dean Witter International Ltd. . . . . . . .        1,088,125
Goldman Sachs International Limited. . . . .        1,088,125
Ladenburg, Thalmann & Co. Inc. . . . . . . .        1,088.125
ABN AMRO Bank N.V. . . . . . . . . . . . . .          100,000
Credit Lyonnais Securities . . . . . . . . .          100,000
Dresdner Bank Aktiengesellschaft . . . . . .          100,000
Nomura International plc . . . . . . . . . .          100,000
N M Rothschild & Sons Limited. . . . . . . .          100,000
                                                    ---------
      Total. . . . . . . . . . . . . . . . .        4,852,500
                                                    ---------
                                                    ---------

                                                        Exhibit A


                  WESTERN NATIONAL CORPORATION
                    (a Delaware corporation)

                4,852,500 Shares of Common Stock
                   (Par Value $.001 Per Share)

                 INTERNATIONAL PRICING AGREEMENT


                                                          , 1994


MERRILL LYNCH INTERNATIONAL LIMITED
DEAN WITTER INTERNATIONAL LTD.
GOLDMAN SACHS INTERNATIONAL LIMITED
LADENBURG, THALMANN & CO. INC.
   as Lead Managers of the several Managers named in the within-mentioned International
   Purchase Agreement
c/o Merrill Lynch International Limited
Ropemaker Place
25 Ropemaker Street
London EC2Y 9lY
England

Dear Sirs:

          Reference is made to the International Purchase Agreement, dated
    , 1994 (the "International Purchase Agreement"), relating to the purchase by the several Managers named in Schedule A thereto, for whom Merrill Lynch International Limited, Dean Witter International Ltd., Goldman Sachs International Limited and Ladenburg, Thalmann & Co. Inc. are acting as representatives (the "Lead Managers"), of the above shares of Common Stock (the "Initial International Securities"), of Western National Corporation (the "Company").

          Pursuant to Section 2 of the International Purchase Agreement, the Company, Conseco Investment Holding Company, a Delaware corporation ("CIHC"), and Conseco, Inc., an Indiana corporation ("Conseco"), agree with each Manager as follows:

          1. The initial public offering price per share for the Initial International Securities, determined as provided in said Section 2, shall be
$    .
          2.  The purchase price per share for the Initial International
Securities to be paid by the several Managers shall be $     , being an amount
equal to the initial public offering price set forth above less $     per
share.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Managers, the Company, CIHC and Conseco in accordance with its terms.

                              Very truly yours,

                              WESTERN NATIONAL CORPORATION

                              By:________________________________
                                 Name:
                                 Title:

                              CONSECO, INC.

                              By:
                                 Name:
                                 Title:

                              CONSECO INVESTMENT HOLDING
                                COMPANY


                              By:________________________________
                                 Name:
                                 Title:

CONFIRMED AND ACCEPTED
as of the date first above written:

MERRILL LYNCH INTERNATIONAL LIMITED
DEAN WITTER INTERNATIONAL LTD.
GOLDMAN SACHS INTERNATIONAL LIMITED
LADENBURG, THALMANN & CO. INC.

For themselves and as Lead Managers of the other Managers named in Schedule A to the International Purchase Agreement.

By:  Merrill Lynch International Limited

By:  ___________________________________


     ___________________________________
              (Attorney-in-Fact)